Exhibit 99.1 June 2025 Jeff Tengel Chief Executive Officer Mark Ruggiero Chief Financial Officer & EVP/Consumer Lending Kathryn O'Malley EVP/Chief Credit Officer Gerry Cronin Director of Investor Relations

2 Who We Are Independent Bank Corp. (Nasdaq: INDB) • Main Banking Subsidiary: Rockland Trust • Massachusetts based; New England focused Key Metrics as of March 31, 2025 $19.9 B TOTAL ASSETS $14.5 B LOANS $15.7 B DEPOSITS $7.1 B WEALTH MANAGEMENT $2.6 B MARKET CAP* *as of May 30, 2025

3 Our Corporate Promises: We remain committed to our colleagues, customers, community and shareholders. This connects our purpose to everything we do. It transforms what banking means from a mere transaction to the chance to make a positive difference in the lives of others. This motivates our colleagues to do the best we can for every customer and cultivate sustainable value creation over the long-term. CULTURE | BRAND | VALUES Where Each Relationship Matters® Customers Colleagues ShareholdersCommunity Being the Bank Where Each Relationship Matters® is foundational to our vision We Are the Bank Where Each Relationship Matters®

4 Safe & Sound Customer Centric • Full suite of retail banking, commercial banking, and wealth product offerings • Relationship-oriented commercial lending with strong local market knowledge and presence • Exceptional third party customer service recognition in both commercial and retail • Strong brand awareness and reputation Attractive Market • Top performing MA-based bank with scale and density • Supported by strong economic growth and vitality in key markets served • Depth of market offers opportunities for continued growth • The Enterprise acquisition adds density to existing markets and expands the Rockland franchise into Northern MA and Southern NH Strong, Resilient Franchise; Well Positioned for Growth High Performing • Consistent, strong profitability • Focused on maintaining good margins • Fee income contribution from scalable wealth franchise • Efficient cost structure focused on operating leverage • History of organic capital generation • Strong balance sheet • Prudent interest rate and liquidity risk management • Significant capital buffer • Diversified, low-cost deposit base • Experienced commercial lender with conservative credit culture • Proven operator and acquiror Company Overview

5 Overview of Enterprise Bancorp Acquisition Source: S&P Capital IQ Pro; Preliminary financial data as of the quarter ended 9/30/2024; Market data as of 12/6/2024 Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses; See Appendix to the presentation materials previously furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 9, 2024 (the “December 9th Presentation Materials”) for Pro Forma Net income and EPS reconciliation. Pro Forma data is subject to various assumptions and uncertainties. For key financial assumptions, see slides 10 and 15 of the December 9th Presentation Materials. Please also refer to “Forward-Looking Statements” below in this presentation. 1. Includes impact of subordinated debt raise; 18.2% GAAP EPS accretion excluding subordinated debt raise 2. Includes one electronic branch Pro Forma Combined Company $25Bn in Assets $20Bn in Deposits $19Bn in Loans $8.7Bn of Wealth AUM 151 Branches $3.6Bn Market Cap Financially Attractive Acquisition 16.2% GAAP EPS Accretion (2026E)1 Enterprise is a key addition to attractive Boston area franchise ~3 Yrs TBV Earnback >20% Internal Rate of Return (IRR) 1.41% Pro Forma ROAA (2026E) 15.7% Pro Forma ROATCE (2026E)

6 Expanding Company Footprint Source: S&P Capital IQ Pro Note: Deposit/Market Share data as of 6/30/2024 (1) Includes one electronic branch INDB EBTC Pro Forma Counties Branches Deposits ($bn) Market Share (%) Rank Branches Deposits ($bn) Market Share (%) Rank Branches Deposits ($bn) Market Share (%) Rank Plymouth, MA 28(1) 4.7 25.2 1 — — — — 28 4.7 25.2 1 Middlesex, MA 15 1.3 1.6 17 13 2.3 2.7 11 28 3.6 4.3 8 Norfolk, MA 19 2.4 6.7 5 — — — — 19 2.4 6.7 5 Suffolk, MA 21 2.2 1.6 6 — — — — 21 2.2 1.6 6 Essex, MA 6 0.8 2.6 10 4 0.7 2.1 14 10 1.5 4.7 8 Bristol, MA 8 1.4 9.0 5 — — — — 8 1.4 9.0 5 Barnstable, MA 12 1.4 12.2 3 — — — — 12 1.4 12.2 3 Worcester, MA 8 0.6 2.6 11 2 0.3 1.4 21 10 0.9 4.0 9 Rockingham, NH — — — — 4 0.6 4.7 7 4 0.6 4.7 7 Nantucket, MA 3 0.4 35.1 1 — — — — 3 0.4 35.1 1 Hillsborough, NH — — — — 4 0.4 2.8 7 4 0.4 2.8 7 Dukes, MA 4 0.2 15.8 2 — — — — 4 0.2 15.8 2 INDB Standalone County EBTC Standalone County Proforma County Strategic Market Share Positioning Creating Top 10 Market Share in all Counties of Operation

7 ($ in millions, except per share) Q1’25 Q1’25 Operating(1) Q4’24 Q4’24 Operating Q1’24 Net Income $44.4 $45.3 $50.0 $51.4 $47.8 Diluted EPS $1.04 $1.06 $1.18 $1.21 $1.12 ROAA 0.93% 0.94% 1.02% 1.05% 1.00% ROACE 5.94% 6.05% 6.64% 6.82% 6.63% ROATCE(3) 8.85% 9.01% 9.96% 10.23% 10.15% Net Interest Margin 3.42% 3.37% 3.33% 3.31% 3.23% (1) See Appendix B for reconciliation of reported key metrics (GAAP) to operating key metrics (non-GAAP). (2) Operating net interest margin represents core net interest margin, a non-GAAP measure. See Appendix C for a reconciliation of core net interest margin to reported net interest margin under GAAP. (3) Return on average tangible common equity (ROATCE) is a non-GAAP measure. See Appendix B for additional information. (4) Tangible book value per share is a non-GAAP measure. See Appendix A for additional information. Q1 2025 Financial Highlights Key Metrics Highlights • Core net interest margin expansion of 6 bps to 3.37%(2) • Strong fee income • Focused expense management • Lower net income driven by elevated loan loss provision • Robust deposit growth of $370 million (9.8% annualized) • $300 million subordinated debt raise completed in March 2025 • Tangible book value per share growth of $0.85(4) (2) (1) (2)

8 ($ in millions) Period Ended $ Increase (Decrease) % Increase (Decrease)Loan Category March 31, 2025 Dec 31, 2024 Commercial and industrial $ 3,110 $ 3,048 $ 62 2.0% Commercial real estate 6,652 6,756 (104) (1.5)% Commercial construction 796 782 14 1.8% Small business 289 282 7 2.5% Total commercial 10,847 10,868 (21) (0.2)% Residential real estate 2,466 2,461 5 0.2% Home equity - first position 484 490 (6) (1.2)% Home equity - subordinate positions 660 650 10 1.5% Total consumer real estate 3,610 3,601 9 0.2% Other consumer 35 39 (4) (10.3)% Total loans $ 14,492 $ 14,508 $ (16) (0.1)% Loan Balances

9 95% CRE & Construction Portfolio $7.4 billion Multi-Family - 27.1% Residential - Related - 14.0% Office - 13.6% Mixed-Use Office - 1.8% Industrial/ Warehouse - 10.6% Lodging - 10.8% Retail - 17.5% Healthcare - 1.7% Other - 2.9% C&I Portfolio $3.1 billion Retail Trade - 21.2% Real Estate/Rental and Leasing - 12.2% Construction - 8.3% Health Care and Social Assistance - 8.9% Wholesale Trade - 8.7% Manufacturing - 7.5% Accommodation and Food Services - 5.7% Educational Services - 5.4% All Other - 22.1% Consumer Portfolio $3.6 billion Residential real estate - 67.6% Home equity - first position - 13.3% Home equity - subordinate positions - 18.1% Other consumer - 1.0% $7.5 $7.5 $7.5 $7.4 306% 307% 305% 281% CRE CRE/Capital * Q2 2024 Q3 2024 Q4 2024 Q1 2025** $0.0 $3.0 $6.0 $9.0 250% 300% 350% ($Bil) *Rockland Trust Bank only **Reflects capital contribution of $150 million from parent company subordinated debt proceeds Loan Portfolios

10 Top 20 Borrowers All Others Total Portfolio ($ in millions) Total Avg Loan ($ in millions) Total Avg Loan ($ in millions) Total Avg Loan Class A $287.6 $28.8 Class A $161.0 $6.2 Class A $448.6 $12.5 Class B/C 193.1 21.5 Class B/C 265.0 1.9 Class B/C 458.1 3.1 Medical 26.5 26.5 Medical 79.7 3.6 Medical 106.2 4.6 $507.2 $25.4 $505.7 $2.7 $1,012.9 $4.9 Criticized $16.3 Criticized $48.9 Criticized $65.2 Classified (perf) 21.5 Classified (perf) 8.6 Classified (perf) 30.1 Nonperforming 50.1 Nonperforming 11.7 Nonperforming 61.8 • Top 20 loans are actively managed • Majority is RTC originated, conservative underwriting • Primarily Massachusetts based • Approx. $262M came from acquisitions Maturity Schedule ($ in millions) Matured 2025 Q2 2025 Q3 2025 Q4 2026 2027 2028+ Total Pass Rating $— $30.3 $72.0 $12.9 $91.6 $157.3 $491.7 $855.8 Criticized — 13.6 — 16.3 14.3 11.0 10.0 65.2 Classified 61.8 — — — 21.5 — 8.6 91.9 Total $61.8 $43.9 $72.0 $29.2 $127.4 $168.3 $510.3 $1,012.9 % of Total 6% 4% 7% 3% 13% 17% 50% 100% CRE & Construction Portfolio $7.4 billion Office ($1.012B) - 13.6% Other CRE & Construction - 86.4% Focal Point | CRE Office (inclusive of construction)

11 Multifamily Portfolio Period Ended ($ in millions) March 31, 2025 Dec 31, 2024 Total Balances $ 2,020.5 $ 2,016.2 Total Average Loan Size 2.8 2.8 Average Loan Size - Top 20 25.7 25.8 Average Loan Size - All Others 2.2 2.1 Asset Quality Criticized $ 2.5 0.1% $ 0.5 —% Classified (perf) 0.9 —% 0.9 —% Non-performing — —% — —% Composition Low Income Housing Tax Credit - 8.6% Residential Apart. - Affordable Housing >20% - 13.3% Residential Apart. - Market Rate - 47.1% Mixed Use, Primarily Residential - 31.0% Key Portfolio Characteristics • Strong Boston market asset class • 85% of portfolio Massachusetts based; 99% New England based • No delinquencies • Minimal exposure to luxury properties in Greater Boston Maturity Schedule 2025 2026 2027 2028+ Total ($) 5% 8% 3% 84% $2.020B Focal Point | Multifamily CRE

12 Nonperforming Loans ($ in millions) $57.5 $104.2 $101.5 $89.5 0.40% 0.73% 0.70% 0.62% NPLs ($Mil) NPL as % of Total Loans Q2 2024 Q3 2024 Q4 2024 Q1 2025 0.25% 0.50% 0.75% $0 $60 $120 Top 5 Nonperforming Loans Rollforward - Q1 2025 ($ in millions) Loan Category 12/31/2024 Balance 12/31/2024 Specific Reserve Q1 2025 Paydown Q1 2025 Charge-Off Q1 2025 Specific Reserve Adjustment 3/31/2025 Balance 3/31/2025 Specific Reserve Top 5 NPLs: Loan A $53.8 $26.3 $(1.1) $(24.9) $(1.4) $27.8 $— Loan B (new in Q1) 30.5 — (0.2) (8.1) — 22.2 — Loan C 11.7 7.0 — (7.0) — 4.7 — Loan D 11.7 — (6.9) — 2.5 4.8 2.5 Loan E 7.2 — (0.1) — 1.6 7.1 1.6 $114.9 $33.3 $(8.3) $(40.0) $2.7 $66.6 $4.1 Commercial Criticized & Classified Loans ($ in millions) $567.4 $502.9 $486.3 $417.7 5.25% 4.68% 4.47% 3.85% Criticized & Classified Loans Criticized & Classified Loans as a % of Total Commercial Loans Q2 2024 Q3 2024 Q4 2024 Q1 2025 $— $150.0 $300.0 $450.0 $600.0 —% 1.50% 3.00% 4.50% 6.00% Asset Quality

13 Charge-off and Provisioning Trends ($ in millions) $0.3 $6.7 $1.2 $40.9 $4.3 $19.5 $7.5 $15.0 0.01% 0.18% 0.03% 1.14% Net Charge-offs Provision for Credit Losses Annualized Charge-off Rate Q2 2024 Q3 2024 Q4 2024 Q1 2025 $0.0 $20.0 $40.0 0.00% 0.80% 1.60% Allowance for Credit Loss & Delinquency Trends 1.05% 1.14% 1.17% 0.99% 0.37% 0.33% 0.60% 0.47% Allowance for Credit Losses/Total Loans Delinquent Loans/Total Loans Q2 2024 Q3 2024 Q4 2024 Q1 2025 0.00% 0.50% 1.00% Asset Quality (continued)

14 ($ in millions) Period Ended $ Increase (Decrease % Increase (Decrease)Deposit Product Type March 31, 2025 Dec 31, 2024 Noninterest-bearing demand deposits $ 4,410 $ 4,391 $ 19 0.4% Savings and interest checking 5,280 5,208 72 1.4% Money market 3,277 2,960 317 10.7% Time certificates of deposit 2,709 2,747 (38) (1.4)% $ 15,676 $ 15,306 $ 370 2.4% Average Deposit Balances $ 15,471 $15,455 $16 0.1% $ in b ill io ns Average Balances and Cost of Deposits $15.0 $15.3 $15.5 $15.5 1.65% 1.74% 1.65% 1.56% Deposits Cost of deposits Q2 2024 Q3 2024 Q4 2024 Q1 2025 $0.0 $5.0 $10.0 $15.0 0.00% 0.50% 1.00% 1.50% Deposit Composition Consumer 54.6% Business 37.0% Municipal 8.4% Deposit Balances

15 Tangible Book Value* $41.12 $44.13 $46.96 $47.81 10.26% 10.31% 10.86% 10.78% TBV Per Share Tangible Equity/Tangible Assets % 2022 2023 2024 Q1 2025 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 0% 2% 4% 6% 8% 10% 12% 14% * See Appendix A for reconciliation of Non-GAAP measure • Strong internal capital generation • History of healthy dividend increases (14 straight years; no cut during great financial crisis) • Opportunistic share repurchase programs Key Capital Ratios Period Ended March 31, December 31, 2025 2024 Common Equity Tier 1 14.52% 14.65% Total Capital 17.91% 16.04% Strong Capital Position 20-Year Dividend History +7% CAGR $0.56 $0.60 $0.64 $0.68 $0.72 $0.72 $0.72 $0.76 $0.84 $0.88 $0.96 $1.04 $1.16 $1.28 $1.52 $1.76 $1.84 $1.92 $2.08 $2.20 $2.28 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 $0.00 $1.00 $2.00 $3.00

16 Available for Sale (AFS) Held to Maturity (HTM) Portfolio Composition at March 31, 2025 Book Value Fair Value Unrealized Gain/(Loss) Book Value Fair Value Unrealized Gain/(Loss) ($ in millions) U.S. government agency securities $ 230 $ 214 $ (16) $ — $ — $ — U.S. treasury securities 578 550 (28) 101 95 (6) Agency mortgage-backed securities 480 450 (30) 779 727 (52) Agency collateralized mortgage obligations 30 28 (2) 410 353 (57) Other 48 42 (6) 120 115 (5) Total securities $ 1,366 $ 1,284 $ (82) $ 1,410 $ 1,290 $ (120) Duration of portfolio 3.0 Years 4.0 Years Capital Impact at March 31, 2025 ($ in millions) $ % of Tangible Assets Tangible capital (Non-GAAP) $ 2,037 10.78% Less: HTM unrealized loss, net of tax (88) Tangible capital adjusted for HTM $ 1,949 10.39% ($ in m ill io ns ) Projected Cash Flows $222 $640 $430 2025 (Q2-Q4) 2026 2027 $0 $250 $500 $750 Securities Portfolio

17 ($ in m ill io ns ) Time Deposit of Maturities (and weighted average rate) $1,540 $911 $143 $115 Q2 2025 Q3 2025 Q4 2025 2026+ $— $500 $1,000 $1,500 $2,000 Net Interest Margin 3.25% 3.29% 3.33% 3.42% 3.24% 3.29% 3.31% 3.37% Reported NIM Core NIM* Q2 2024 Q3 2024 Q4 2024 Q1 2025 3.00% 3.20% 3.40% Total Loan Portfolio Rate Characteristics 41% 28% 31%Fixed Rate Floating Rate Variable Rate ($ in m ill io ns ) Loan Hedging Maturities (and weighted average "receive fixed" SOFR rate) $50 $50 $50 $400 $300 Q2 2025 Q3 2025 Q4 2025 2026 2027+ $— $200 $400 2.89% 3.39% 2.46% Net Interest Margin Analysis 2.87% 2.82% *Operating net interest margin represents core net interest margin, a non- GAAP measure. See Appendix C for a reconciliation of core net interest margin to reported net interest margin under GAAP. 3.92% 3.64% 3.19% 2.31%

18 Net Interest Margin Analysis (cont.) Net Interest Margin Guidance Sub-Debt ($ in thousands) 2025 Q1 Reported Adjustments* 2025 Q1 Core (Non-GAAP)* Proceeds Estimated @ 4.00% Interest Expense @ 7.25% INDB Impact Pre- acquisition Reaffirm Prior Margin Guidance Excluding Sub- Debt Interest earning assets $17,383,702 $(2,670) $17,381,032 $300,000 Annualized net interest income (FTE) 594,565 (9,413) 585,152 12,000 (21,750) Net interest margin 3.42% 3.37% -11 bps +3-4 bps/quarter 1 2 3 1 2 3 Represents standalone core margin results for 2025 Q1. Represents the impact on net interest margin associated with the March 2025 subordinated debt raise of $300 million, which reflects the net impact of interest expense less estimated interest income earned on the cash proceeds. Represents estimated cash flow repricing benefit, exclusive of subordinated debt impact. *See Appendix B for a reconciliation of core net interest margin to reported net interest margin under GAAP. ** **Based on current forward Treasury curve

19 A U A ($ B il) R evenue ($ M il) AUA & Revenue $5.7 $5.8 $6.5 $7.0 $7.1 $36.8 $40.2 $42.7 $42.7 $11.2 Assets Under Administration Revenues 2021 2022 2023 2024 Q1 2025 $0.0 $4.0 $8.0 0.0 25.0 50.0 75.0 Investment Management (2021-2024) | AUA CAGR +7% | Revenue CAGR +7% ($ in thousands) Q1 2025 Q4 2024 % Change Q1 2024 % Change Assets under administration $7,098,961 $7,035,315 0.9% $6,804,032 4.3% Asset based revenue 9,841 9,607 2.4% 8,894 10.6% Other revenue: Retail commission revenue 957 760 806 Insurance commission revenue 241 90 55 Other advisory revenue 181 326 186 Total reported revenue $11,220 $10,783 4.1% $9,941 12.9% Focal Point | Investment Management and Advisory Long-Term Trends • Successful business model • Growing source of fee revenues • Strong feeder business from Bank • Adding experienced professionals • Capitalizing on cross-sell opportunity in acquired bank markets Recent Factors • Strong relative market performance • Record AUA levels • Service enhancements Revenue line transformed into high growth business

20 • Deepening of risk management infrastructure • Robust portfolio management activity in CRE office asset class • Stabilizing interest rate risk through volatile rate environment • Prioritizing liquidity and capital risk management • Focusing on deposit generation initiatives • Reducing CRE concentration • Integrating the Enterprise Bancorp. acquisition • Focusing on core relationships • Expanding C&I lending business through new hires and new verticals • Taking disciplined approach to economic uncertainty • Preparing for new core FIS processing system • Investing in digital/mobile technology • Facilities optimization, including select openings and closings • Piloting robotic processing solutions in operation areas Near-Term Priorities Growth Initiatives Efficiency Initiatives Balance Sheet Management Corporate Governance

21 • High quality franchise in attractive markets • Low risk balance sheet with strong core deposit funding base • Strong capital base, well-above regulatory mandated levels that enables maximum capital management flexibility • Earnings expected to notably improve as fixed assets reprice to prevailing market rates • Enterprise Bancorp acquisition will help drive improved profitability metrics • While acknowledging recent asset quality challenges, our proactive response will reduce recent earnings volatility • Focused on positioning the Company for durable and consistent long-term returns for investors Positioned to grow, build, and acquire to drive long-term value creation INDB Investment Merits

22 This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “outlook”, “projected”, “future,” “positioned,” “continued,” “will,” “would,” “potential,” “anticipated,” “guidance,” “targeted” or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: • adverse economic conditions in the regional and local economies within the New England region and the Company’s market area; • events impacting the financial services industry, including high profile bank failures, and any resulting decreased confidence in banks among depositors, investors, and other counterparties, as well as competition for deposits and significant disruption, volatility and depressed valuations of equity and other securities of banks in the capital markets; • the effects to the Company of an increasingly competitive labor market, including the possibility that the Company will have to devote significant resources to attract and retain qualified personnel; • political and policy uncertainties in the U.S., changes in U.S. and international trade policies, such as tariffs, trade wars, related uncertainty or other factors, and the potential impact of such factors on the Company and its customers, including the potential for decreases in deposits and loan demand, unanticipated loan delinquencies, loss of collateral and decreased service revenues; • the instability or volatility in financial markets and unfavorable domestic or global general economic, political or business conditions, whether caused by geopolitical concerns, including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas and the possible expansion of such conflicts; • unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on the Company’s local economies or the Company's business caused by adverse weather conditions and natural disasters, changes in climate, public health crises or other external events and any actions taken by governmental authorities in response to any such events; • adverse changes or volatility in the local real estate market; • changes in interest rates and any resulting impact on interest earning assets and/or interest bearing liabilities, the level of voluntary prepayments on loans and the receipt of payments on mortgage-backed securities, decreased loan demand or increased difficulty in the ability of borrowers to repay variable rate loans; • failure to consummate or a delay in consummating the acquisition of Enterprise, including as a result of any failure to obtain the necessary regulatory approvals or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all; • risks related to the Company’s pending acquisition of Enterprise and acquisitions generally, including disruptions to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; unforeseen integration issues or impairment of goodwill and/or other intangibles; and the Company’s inability to achieve expected revenues, cost savings, synergies, and other benefits at levels or within the timeframes originally anticipated; • the effect of laws, regulations, new requirements or expectations, or additional regulatory oversight in the highly regulated financial services industry, including as a result of intensified regulatory scrutiny in the aftermath of regional bank failures and the resulting need to invest in technology to meet heightened regulatory expectations, increased costs of compliance or required adjustments to strategy; • changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; • higher than expected tax expense, including as a result of failure to comply with general tax laws and changes in tax laws; • increased competition in the Company’s market areas, including competition that could impact deposit gathering, retention of deposits and the cost of deposits, increased competition due to the demand for innovative products and service offerings, and competition from non-depository institutions which may be subject to fewer regulatory constraints and lower cost structures; • a deterioration in the conditions of the securities markets; • a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainties surrounding the federal budget; • inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery, including any inability to effectively implement new technology-driven products, such as artificial intelligence; • electronic or other fraudulent activity within the financial services industry, especially in the commercial banking sector; • adverse changes in consumer spending and savings habits; • the effect of laws and regulations regarding the financial services industry, including the need to invest in technology to meet heightened regulatory expectations or introduction of new requirements or expectations resulting in increased costs of compliance or required adjustments to strategy; • changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business and the associated costs of such changes; • the Company’s potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions; • changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; • operational risks related to the Company and its customers’ reliance on information technology; cyber threats, attacks, intrusions, and fraud; and outages or other issues impacting the Company or its third party service providers which could lead to interruptions or disruptions of the Company’s operating systems, including systems that are customer facing, and adversely impact the Company’s business; and • any unexpected material adverse changes in the Company’s operations or earnings. The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this presentation which modify or impact any of the forward-looking statements contained in this presentation will be deemed to modify or supersede such statements in this presentation. In addition to the information set forth in this presentation, you should carefully consider the Risk Factors. Forward Looking Statements

23 This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information may include operating net income and operating earnings per share (“EPS”), operating return on average assets, operating return on average common equity, operating return on average tangible common equity, core net interest margin (“core NIM” or “core margin”), tangible book value per share, tangible common equity ratio and return on average tangible common equity. Management reviews its core margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at a core margin provides additional insight into the operating environment and how management decisions impact the net interest margin. Similarly, management reviews certain loan metrics such as growth rates and allowance as a percentage of total loans, adjusted to exclude loans that are not considered part of its core portfolio, which includes loans originated in association with government sponsored and guaranteed programs in response to the pandemic, to arrive at adjusted numbers more representative of the core growth of the portfolio and core reserve to loan ratio. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders’ equity less goodwill and identifiable intangible assets, or “tangible common equity”, by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by “tangible assets”, defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be noncore and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating return on average common equity, core margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. Non-GAAP Financial Measures

24 ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is being made with respect to the proposed transaction involving Independent and Enterprise. In connection with the proposed transaction, on January 27, 2025, Independent filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which was amended on February 14, 2025, to register the shares of Independent common stock to be issued in connection with the proposed transaction. The Registration Statement was declared effective by the SEC on February 19, 2025. Enterprise first mailed the definitive proxy statement/prospectus, which is included in the Registration Statement, to Enterprise shareholders on or about February 24, 2025, and the special meeting of the shareholders of Enterprise was held on April 3, 2025, to approve the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/ PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders are also urged to carefully review and consider Independent’s and Enterprise’s public filings with the SEC, including, but not limited to, their respective proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Copies of the Registration Statement and of the proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about Independent and Enterprise, can be obtained, free of charge, as they become available at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/ prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Independent Investor Relations, 288 Union Street, Rockland, Massachusetts 02370, telephone (774) 363-9872 or to Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, MA 01852, Attention: Corporate Secretary, telephone (978) 656-5578. Additional Information

25 (Dollars in thousands) March 31, December 31, 2025 2024 2023 2022 Tangible common equity Stockholders' equity (GAAP) $3,033,392 $2,993,120 $2,895,251 $2,886,701 (a) Less: Goodwill and other intangibles 996,013 997,356 1,003,262 1,010,140 Tangible common equity $2,037,379 $1,995,764 $1,891,989 $1,876,561 (b) Common shares 42,610,271 42,500,611 42,873,187 45,641,238 (c) Book Value per share (GAAP) $71.19 $70.43 $67.53 $63.25 (a/c) Tangible book value per share (Non-GAAP) $47.81 $46.96 $44.13 $41.12 (b/c) Appendix A: Non-GAAP Reconciliation of Balance Sheet Metrics The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure, at the dates indicated:

26 Appendix B: Non-GAAP Reconciliation of Earnings Metrics (Unaudited, dollars in thousands) Three Months Ended March 31 2025 December 31 2024 March 31 2024 Net interest income (GAAP) $145,505 $144,661 $137,439 Noninterest income (GAAP) $32,539 $32,191 $29,943 Noninterest expense (GAAP) $105,878 $106,422 $99,887 Less: Merger and acquisition expense 1,155 1,902 — Noninterest expense on an operating basis (Non-GAAP) $104,723 $104,520 $99,887 Total revenue (GAAP) $178,044 $176,852 $167,382 Average assets $19,460,957 $19,436,206 $19,278,891 Average common equity (GAAP) $3,032,748 $2,997,248 $2,896,307 Less: Average goodwill and other intangibles 996,762 998,004 1,002,506 Tangible average tangible common equity (Non-GAAP) $2,035,986 $1,999,244 $1,893,801 Reconciliation of Net Income (GAAP) to Operating Net Income (Non-GAAP) Net income (GAAP) $44,424 $50,033 $47,770 Noninterest expense components Add - merger and acquisition expenses 1,155 1,902 — Noncore increases to income before taxes 1,155 1,902 — Net tax benefit associated with noncore items (1) (325) (535) — Noncore increases to net income 830 1,367 — Operating net income (Non-GAAP) $45,254 $51,400 $47,770 Weighted average common shares (diluted) 42,572,627 42,514,841 42,566,590 Diluted earnings per share (GAAP) $1.04 $1.18 $1.12 Diluted earnings per share, on an operating basis (Non-GAAP) $1.06 $1.21 $1.12 (1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income. Ratios Return on average assets (GAAP) (calculated by dividing net income by average assets) 0.93% 1.02% 1.00% Return on average assets on an operating basis (Non-GAAP) (calculated by dividing net operating net income by average assets) 0.94% 1.05% 1.00% Return on average common equity (GAAP) (calculated by dividing net income by average common equity) 5.94% 6.64% 6.63% Return on average common equity on an operating basis (Non-GAAP) (calculated by dividing net operating net income by average common equity) 6.05% 6.82% 6.63% Return on average tangible common equity (Non-GAAP) (calculated by dividing annualized net income by average tangible common equity) 8.85% 9.96% 10.15% Return on average tangible common equity on an operating basis (Non-GAAP) (calculated by dividing annualized net operating net income by average tangible common equity) 9.01% 10.23% 10.15%

27 Three Months Ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Volume Interest Margin Impact Volume Interest Margin Impact Volume Interest Margin Impact Volume Interest Margin Impact (Unaudited, dollars in thousands) Reported total interest earning assets $17,383,702 $146,642 3.42% $17,423,492 $145,840 3.33% $17,288,249 $142,893 3.29% $17,223,604 $139,124 3.25% Acquisition fair value marks: Loan accretion (410) (179) (171) (74) CD amortization — — — — (410) (0.01)% (179) —% (171) —% (74) —% Nonaccrual interest, net (1,689) (0.04)% (1,068) (0.02)% (156) —% (131) —% Other noncore adjustments (2,670) (222) —% (3,083) (54) —% (3,523) (145) —% (4,020) (499) (0.01)% Core margin (Non-GAAP) $17,381,032 $144,321 3.37% $17,420,409 $144,539 3.31% $17,284,726 $142,421 3.29% $17,219,584 $138,420 3.24% Appendix C - Non-GAAP Reconciliation of Core Margin